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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69480) of W-H Energy Services, Inc. of our report dated January 31, 2003 relating to the consolidated financial statements, which appear in this Form 10-K. We also consent to the reference to us under the heading "Selected Consolidated Financial Data" in such Form 10-K.


PricewaterhouseCoopers LLP

Houston, Texas
March 28, 2003